UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2004

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21221	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19910 North Creek Parkway

Bothell, Washington 98011

(Address of Principal Executive Office)(Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 8, 2004, Microvision, Inc. (the “Company”) filed a registration statement on Form S-3 (the “Registration Statement”) relating to the resale of shares of common stock issuable in connection with securities sold pursuant to the financing the Company announced on September 10, 2004. The Registration Statement includes updated risk factors and revised footnotes to the consolidated financial statements included with the Company’s Form 10-K for the year ended 2003. The Registration Statement is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Registration Statement on Form S-3 filed by Microvision, Inc. with the Securities and Exchange Commission on October 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Thomas M. Walker
Thomas M. Walker
Vice President, General Counsel

Date: October 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Registration Statement on Form S-3 filed by Microvision, Inc. with the Securities and Exchange Commission on October 8, 2004.